                                                                   Exhibit 24.1


                                POWER OF ATTORNEY

     We, the undersigned officers and directors of Black Box Corporation, hereby severally constitute Fred C. Young and Anna M. Baird, and each of them singly, our true and lawful attorneys with full power to any of them, and to each of them singly, to sign for us and in our names in the capacities indicated below the Registration Statement on Form S-4 filed herewith and any and all pre-effective and post-effective amendments to said Registration Statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act) and generally to do all such things in our name and behalf in our capacities as officers and directors to enable Black Box Corporation to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act) and any and all amendments thereto.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                       SIGNATURE                                        TITLE                           DATE
                       ---------                                        -----                           ----
PRINCIPAL EXECUTIVE OFFICER:

                  /s/Fred C. Young                      Chairman, Chief Executive Officer,         March 29, 2001
  ---------------------------------------------------   President and Director
                       Fred C. Young

PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER:

                  /s/Anna M. Baird                      Chief Financial Officer, Vice              March 29, 2001
  ---------------------------------------------------   President, Secretary and Treasurer
                     Anna M. Baird

                  /s/William F. Andrews                                Director                    March 29, 2001
  ---------------------------------------------------
                  William F. Andrews

                  /s/William R. Newlin                                 Director                    March 29, 2001
  ---------------------------------------------------
                   William R. Newlin

                  /s/Brian D. Young                                    Director                    March 29, 2001
  ---------------------------------------------------
                    Brian D. Young

                  /s/Thomas G. Greig                                   Director                    March 29, 2001
  ---------------------------------------------------
                    Thomas G. Greig